UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2008

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-147828	71-1018770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10511 East Central, Wichita, Kansas 67206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, Including area code (316) 676-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition

On May 7, 2008, Hawker Beechcraft Acquisition Company, LLC, issued a press release announcing its financial results for the three months ended March 30, 2008. A copy of the press release is furnished with this report as Exhibit 99.1. The historical information in the press release with respect to the Company’s results of operations and financial condition also was included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2008, which was filed with the Commission on May 7, 2008, the day the press release was issued.

Item 7.01. Regulation FD Disclosure

On May 7, 2008, the Company posted on its website an earnings presentation, a copy of which is furnished with this report as Exhibit 99.2.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2008

99.2	Earnings Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By:	Hawker Beechcraft, Inc.
Its Sole Member

/s/ James K. Sanders
James K. Sanders, Vice President and Chief
Financial Officer

Dated: May 16, 2008